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Scudder High Income Fund

Classes A, B, C, Institutional and I

Annual Report

September 30, 2002

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Trustees and Officers

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

Scudder High Income Fund	Nasdaq Symbol	CUSIP Number
Class A	KHYAX	81115L-105
Class B	KHYBX	81115L-204
Class C	KHYCX	81115L-303
Institutional Class	KHYIX	81115L-501

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary September 30, 2002

Average Annual Total Returns (Unadjusted for Sales Charge)
Scudder High Income Fund	1-Year	3-Year	5-Year	10-Year
Class A	-.60%	-3.39%	-1.45%	4.97%
Class B	-1.23%	-4.15%	-2.24%	4.08%(a)
Class C	-1.61%	-4.24%	-2.31%	4.10%(a)
Salomon Smith Barney Long-Term High Yield Bond Index++	-10.68%	2.73%	4.02%	8.43%

Sources: Lipper, Inc. and Deutsche Asset Management

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 9/30/02	$ 4.62	$ 4.62	$ 4.63
9/30/01	$ 5.18	$ 5.17	$ 5.19
Distribution Information: Twelve Months: Income Dividends	$ .56	$ .51	$ .51
September Income Dividend	$ .041	$ .038	$ .038
SEC 30-day Yield+	11.15%	10.74%	10.82%
Current Annualized Distribution Rate+	10.63%	9.79%	9.80%

+ Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on September 30, 2002. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended September 30, 2002, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate.
Class A Lipper Rankings - High Current Yield Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	159	of	376	43
3-Year	149	of	289	52
5-Year	78	of	178	44
10-Year	17	of	51	33

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable.

Source: Lipper, Inc.

Growth of a $10,000 Investment(b) (Adjusted for Sales Charge)
[] Scudder High Income Fund - Class A [] Salomon Smith Barney Long-Term High Yield Bond Index++

Yearly periods ended September 30

Comparative Results (Adjusted for Sales Charge)
Scudder High Income Fund		1-Year	3-Year	5-Year	10-Year
Class A(c)	Growth of $10,000	$9,493	$8,611	$8,880	$15,517
	Average annual total return	-5.07%	-4.86%	-2.35%	4.49%
Class B(c)	Growth of $10,000	$9,609	$8,678	$8,873	$14,923(a)
	Average annual total return	-3.91%	-4.61%	-2.36%	4.08%(a)
Class C(c)	Growth of $10,000	$9,839	$8,780	$8,898	$14,944(a)
	Average annual total return	-1.61%	-4.24%	-2.31%	4.10%(a)
Salomon Smith Barney Long-Term High Yield Bond Index++	Growth of $10,000	$8,932	$10,842	$12,179	$22,464
	Average annual total return	-10.68%	2.73%	4.02%	8.43%

The growth of $10,000 is cumulative.

a Returns shown for Class B and C shares for the periods prior to their inception on May 31, 1994 are derived from the historical performance of Class A shares of the Scudder High Income Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.
c Returns shown for Class A, B and C shares have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 4.50%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
++ The Salomon Smith Barney Long-Term High Yield Bond Index is an unmanaged index comprised of high-yield bonds with a par value of $50 million or higher and a remaining maturity of 10 years or longer rated BB+ or lower by Standard & Poor's Corporation or BAL or lower by Moody's Investors Service, Inc. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read the fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

The economy remains caught in a tug of war between powerful opposing forces that make neither a sharp acceleration nor a relapse into recession likely. Instead, we'll probably see a continued moderate recovery.

Several things are slowing down the economy right now. The economic boom of the late 1990s left stocks overvalued, and their prices have been coming back down. It left companies with more capital than they needed and they had to lay off workers to stay profitable. And it left individuals without enough savings - which means they were reluctant to spend money. Political uncertainty around the world, corporate accounting scandals, and sluggish growth abroad are also making people and businesses less willing to forge ahead.

But there are also several factors supporting economic activity. The government is keeping the economy on track with tax relief and interest rate cuts. Tax relief and interest rate cuts put more money back into the hands of individuals and businesses. And individuals and businesses are starting to spend that money. That's good, because spending - whether it's individuals buying cars and homes or businesses buying equipment - stimulates the economy.

The end result: We expect the economic recovery to persist-but slowly. The economy will only pick up when the factors slowing the economy diminish, and individuals and businesses become more confident. For that to happen, the government policies now in effect - such as low interest rates - will have to remain in effect well into 2003. Fortunately, we expect that to happen. We believe that the Federal Reserve Board is very sensitive to any signs that the economic recovery is faltering - and if it sees those signs, will cut interest rates even more.

One warning, however: A recovery depends on the absence of any adverse shocks to the system. For example, if developments in the Middle East don't go smoothly, the recovery could be disrupted.

Economic Guideposts Data as of 9/30/02
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	US Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in US consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Asset Management

How will these developments affect the markets? In the equity markets, prices are more reasonable - but returns are still unlikely to come close to those we saw in the late 1990s. And if the moderate recovery persists, as we expect, fixed-income markets will likely give up some of their recent gains. That's because higher interest rates typically result in declines in bond prices. However, we expect that this decline will be limited until the recovery strengthens more and the Fed seems more likely to raise interest rates.

Deutsche Investment Management Americas Inc.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Investment Management Americas Inc. as of October 17, 2002, and may not actually come to pass.

Portfolio Management Review

Scudder High Income Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder High Income Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Manager

Andrew P. Cestone

Director of Deutsche Asset Management and Lead Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1998 after five years of experience as an investment analyst at Phoenix Investment Partners and as a credit officer in the asset-based lending group at Fleet Bank.

Joined the fund in 2002.

In the following interview, Lead Portfolio Manager Andrew Cestone discusses Scudder High Income Fund's strategy and the market environment during the twelve-month period ended September 30, 2002.

Q: The high yield sector has provided investors with a choppy ride over the past 12 months. What factors are affecting the asset class?

A: The past year has been a tale of two markets. A sharp sell-off following the tragic events of September 11, 2001, and the continual accommodative Federal Reserve Board's actions in the first half of the period, provided hope for a revival in economic growth and corporate earnings for high-yield bonds. The environment grew more stormy mid 2002, however, as accounting scandals rocked the markets and called into question the true strength of corporations' balance sheets and reported earnings. It also led to a large supply of fallen angels in the market. Adding to the sector's difficulties were a litany of external factors: a weak economy, poor stock market performance, new issue supply, credit downgrades, a very high default rate, fears of additional terrorist attacks, and the prospect of a war in Iraq. The high level of uncertainty sparked a "flight to quality," sending investors fleeing from lower-quality corporate issues to the relative safety of Treasuries and other higher-grade fixed-income securities. The result was that after gaining 9.02 percent in the period between September 30, 2001 to March 31, 2002, the Salomon Smith Barney Long-Term High Yield Bond Index posted a loss of 18.07 percent from March 31, 2002 through September 30, 2002.

Q: Where does the high yield market stand historically in terms of yield spreads and default rates?

A: At the end of the second quarter, the yield spread, or the difference in the yield of the Merrill Lynch High Yield Master Index* and the yield on Treasuries, was 1026 basis points. In comparison, the most recent peak in the yield spread was 1050 basis points in 1991, one of the worst periods ever for the asset class. This indicates that on a historical basis, the high-yield sector is trading at extremely distressed levels. On a forward-looking basis, we view this as a potential positive indication of the performance potential of the asset class in relation to Treasuries.

Defaults (or the failure of corporations to pay the dividends or principal payments on their bond issues) are currently running north of 10 percent, compared to a peak of 13 percent in 1991. While the default rate - like the yield spread - is also near a peak, this number masks the fact that the current period is actually worse than the 1990s since the period of higher-than-normal default rates is running much longer than it did in the early 1990s. This means that a larger percentage of the market likely will have defaulted by the time this downturn is over. On a more constructive note, this is a cleansing of the high-yield market which we believe will leave the market in a healthier state going forward.

Q: How has the fund performed in this difficult environment?

A: The fund lost ground on an absolute basis during the reporting period, but it performed very well in relation to its benchmark and its Lipper peer group. For the total return for twelve-month period ended September 30, 2002, the total return for Class A shares of the fund fell 0.60 percent (unadjusted for sales charges). In comparison, the fund's benchmark - the Salomon Smith Barney Long-Term High Yield Bond Index - lost 10.68 percent, while the average peer in its Lipper High Current Yield Funds category (consisting of 376 funds) posted a loss of 2.17 percent. We are pleased with this performance, and believe that our efforts to reposition the fund since we took over as managers will help it pursue consistently strong performance in relation to these benchmarks over time. The fund's results were aided by its underweighted positions in airlines, refining and international cable. Performance was also helped by individual bond holdings, such as Tyco, Pioneer Natural Resources, and Southwest Gas. Returns were held back by positions in Dobson, Charter Communications, Calpine, Petroleum Geo-Services, and HealthSouth.

Q: What has been your approach to managing the fund since your team assumed management duties?

A: Our primary focus as managers is on individual security and risk management. We believe we can add the most value through fundamental research - as opposed to macro forecasting or duration bets - so our primary focus is on finding bonds that offer the best combination of risk and return potential.

Diversification of holdings has become an increasingly important consideration in the context of risk management given questionable accounting or outright fraud that has been revealed at large companies like WorldCom. As a result, the vast majority of holdings in the portfolio now make up less than one percent of its total assets. Another consequence of this approach is that the number of individual holdings in the fund has increased significantly in the past six months, from 293 holdings at the end of March to 391 holdings at the end of September. We feel this is important at a time when risk levels are exceptionally high and the asset class has been littered with "land mines." When risk factors subside we may again take more concentrated positions within the portfolio.

Q: How has this approach translated into specific changes in the fund's holdings?

A: Since we took over in April, we have reduced the portfolio's weighting in areas where we are less than enthusiastic about the fundamentals - namely, cellular, cable, paper, and retail. We also sold off some of our home building exposure, as we feel those positions have reached their price potential. At the same time, we have added to areas where issuers tend to benefit from more stable cash flows: food, beverages, tobacco, and utilities. We have also nibbled in technology, where bond prices have fallen sharply in recent months. As a result of these shifts, the fund's key over- and underweights on a sector basis are as follows:

Overweight	Underweight
Chemicals	Financials
Gaming	Health Care
Consumer	Technology
Manufacturing	Steel
Homebuilding	Automotive
Transportation	Utilities

Q: What is your outlook for the asset class?

A: We like the risk/reward outlook for high-yield bonds, as the average price of high-yield debt in the index was trading at 69.16 cents on the dollar as of September 30. We believe the high-yield market has fallen too far and is likely to outperform Treasuries over the next 6 to 12 months, a time in which we expect that the number of corporate scandals will diminish and the default rate should moderate. However, we also believe that the uncertainty level in the high-yield market will remain high, with primary risks over the near term coming from the ongoing economic weakness worldwide, the continued threat of terrorist activity, and the volatile environment in the Middle East. While a war would most likely lead to higher yield spreads, this is already partially discounted into the market to some degree. On the other hand, if a war were to occur and end quickly, or if a conflict is avoided altogether, spreads could tighten significantly, and therefore benefit the fund's overall performance.

Although the outlook remains unclear, there are several factors that point to improved performance for high-yield bonds. As a result, we encourage investors who have stuck with the asset class through the difficult financial market environment of the past two to three years to remain focused on their long-term investment objectives rather than the day-to-day volatility of the high-yield market. We believe that now would be an opportune time to dollar-cost-average into high-yield investments, especially for investors with a two- to three-year time horizon.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary September 30, 2002

Asset Allocation	9/30/02	9/30/01

Corporate Bonds	82%	82%
Foreign Bonds - US$ Denominated	13%	8%
Stocks	2%	1%
US Treasury Obligations	-	5%
Cash Equivalents, net	3%	4%
	100%	100%

Corporate Bond Diversification (Excludes Cash Equivalents)	9/30/02	9/30/01

Consumer Discretionary	32%	33%
Industrials	24%	20%
Materials	10%	14%
Energy	9%	6%
Telecommunication Services	7%	16%
Consumer Staples	6%	2%
Health Care	5%	3%
Financials	3%	2%
Utilities	3%	3%
Information Technology	1%	-
Other	-	1%
	100%	100%

Asset Allocation and Corporate Bond Diversification are subject to change.

Quality	9/30/02	9/30/01

US Treasury Obligations	-	5%
Cash Equivalents	-	1%
BBB	15%	6%
BB	30%	18%
B	45%	53%
CCC	5%	13%
CC	2%	-
D	-	2%
Not Rated	3%	2%
	100%	100%

Effective Maturity	9/30/02	9/30/01

Less than 1 year	2%	7%
1 < 5 years	27%	24%
5 < 7 years	44%	57%
7 years or greater	27%	12%
	100%	100%

Weighted average effective maturity: 6.1 years and 3.8 years, respectively.

For complete details about the Fund's investment portfolio, see page 16. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of September 30, 2002

	Principal Amount ($)	Value ($)
Corporate Bonds 82.3%
Consumer Discretionary 26.4%
Adelphia Communications Corp.:
7.75%, 1/15/2009*	4,190,000	1,508,400
7.875%, 5/1/2009*	2,420,000	871,200
8.125%, 7/15/2003*	4,050,000	1,478,250
10.25% 6/15/2011*	3,405,000	1,242,825
10.875%, 10/1/2010*	5,435,000	1,956,600
Advantica Restaurant Co., 11.25%, 1/15/2008	5,566,934	4,147,366
American Achieve Corp., 11.625%, 1/1/2007	6,020,000	6,140,400
American Lawyer Media, Inc., Series B, 9.75%, 12/15/2007	7,190,000	4,745,400
Ameristar Casino, Inc., 10.75%, 2/15/2009	11,525,000	12,648,688
AOL Time Warner, Inc., 5.625%, 5/1/2005	3,385,000	3,224,213
Avalon Cable Holdings, Step-up Coupon, 0% to 12/1/2003, 11.875% to 12/1/2008	11,090,000	8,428,400
Avondale Mills, Inc., 10.25%, 5/1/2006	20,116,000	18,632,445
Boca Resorts, Inc., 9.875%, 4/15/2009	22,625,000	23,332,031
Buffets, Inc., 11.25%, 7/15/2010	4,005,000	4,085,100
Charter Communications Holdings LLC:
8.25%, 4/1/2007	260,000	159,900
Step-up Coupon, 0% to 5/15/2006, 11.75% to 5/15/2011	635,000	222,250
Charter Communications, Inc.:
11.125%, 1/15/2011	6,000,000	3,780,000
Step-up Coupon, 0% to 1/15/2005, 11.75% to 1/15/2010	1,620,000	672,300
Step-up Coupon, 0% to 1/15/2006, 13.5% to 1/15/2011	11,820,000	4,137,000
Choctaw Resort Development Enterprises, 9.25%, 4/1/2009	10,980,000	11,364,300
Chumash Casino & Resort Enterprise, 9.0%, 7/15/2010	710,000	733,075
Cinemark USA, Inc., 8.5%, 8/1/2008	15,630,000	13,676,250
Circus & Eldorado, 10.125%, 3/1/2012	5,600,000	5,558,000
Clear Channel Communication, Inc., 8.0%, 11/1/2008	21,435,000	22,292,400
Cox Communications, Inc., 7.125%, 10/1/2012	6,025,000	6,009,636
CSC Holdings, Inc.:
7.875%, 12/15/2007	15,125,000	12,478,125
Senior Note, 7.25%, 7/15/2008	8,915,000	7,132,000
DIMON, Inc.:
8.875%, 6/1/2006	2,675,000	2,701,750
Series B, 9.625%, 10/15/2011	9,145,000	9,567,956
EchoStar Communications Corp.:
9.25%, 2/1/2006	18,870,000	18,115,200
9.375%, 2/1/2009	13,340,000	12,806,400
Eldorado Resorts LLC, 10.5%, 8/15/2006	15,160,000	15,027,350
Finlay Enterprises, Inc., 9.0%, 5/1/2008	4,655,000	4,305,875
Finlay Fine Jewelry Corp., 8.375%, 5/1/2008	13,829,000	13,137,550
Frontiervision LP, 11.0%, 10/15/2006*	6,195,000	4,739,175
Gap, Inc., 5.625%, 5/1/2003	7,747,000	7,708,265
Goodyear Tire & Rubber Co.:
6.375%, 3/15/2008	4,895,000	4,115,089
7.857%, 8/15/2011	10,695,000	8,919,972
Guitar Center Management, 11.0%, 7/1/2006	19,944,000	20,143,440
Hasbro, Inc., 8.5%, 3/15/2006	3,605,000	3,677,100
Herbst Gaming, Inc., 10.75%, 9/1/2008	2,665,000	2,758,275
Hines Horticulture, Inc., Series B, 12.75%, 10/15/2005	12,213,000	12,762,585
Imperial Home Decor Group, Inc., Series B, 11.0%, 3/15/2008*	12,740,000	12,740
Insight Communications, Step-up Coupon, 0% to 2/15/2006, 12.25% to 2/15/2011	9,085,000	3,316,025
Interep National Radio Sales, Inc., 10.0%, 7/1/2008	16,765,000	14,837,025
International Game Technology, 8.375%, 5/15/2009	15,520,000	16,878,000
Krystal, Inc., 10.25%, 10/1/2007	10,367,000	9,226,630
MGM Mirage, Inc.:
8.5%, 9/15/2010	6,105,000	6,520,311
9.75%, 6/1/2007	21,940,000	23,859,750
Mohegan Tribal Gaming Authority:
8.0%, 4/1/2012	3,210,000	3,290,250
8.375%, 7/1/2011	860,000	881,500
8.75%, 1/1/2009	7,230,000	7,537,275
Mothers Work, Inc., 11.25%, 8/1/2010	2,360,000	2,407,200
National Vision, Inc., 12.0%, 3/30/2009	15,187,453	9,871,844
Nextmedia Operating, Inc., 10.75%, 7/1/2011	7,720,000	7,565,600
NTL, Inc., Series B, 11.5%, 2/1/2006*	22,575,000	3,160,500
Park Place Entertainment, Inc.:
8.5%, 11/15/2006	705,000	752,597
9.375%, 2/15/2007	10,470,000	11,098,200
Perkins Family Restaurants LP, Series B, 10.125%, 12/15/2007	2,685,000	2,604,450
PRIMEDIA, Inc., 8.875%, 5/15/2011	9,305,000	6,978,750
Renaissance Media Group, Step-up Coupon, 0% to 4/15/2003, 10.0% to 4/15/2008	12,220,000	10,142,600
Rent-A-Center, Inc., 11.0%, 8/15/2008	7,090,000	7,533,125
Restaurant Co., Step-up Coupon, 0% to 5/15/2003, 11.25% to 5/15/2008	18,779,961	15,962,967
Rogers Cablesystems Ltd., 10.0%, 3/15/2005	7,365,000	7,328,175
Russell Corp., 9.25%, 5/1/2010	4,540,000	4,676,200
Scientific Games Corp., 12.5%, 8/15/2010	778,000	871,360
Sealy Mattress Co.:
9.875%, 12/15/2007	5,520,000	4,747,200
Series B, Step-up Coupon, 0% to 12/15/2002, 10.875% to 12/15/2007	18,370,000	15,614,500
Sinclair Broadcast Group, Inc., 8.75%, 12/15/2011	2,280,000	2,354,100
Six Flags, Inc.:
9.5%, 2/1/2009	9,330,000	7,977,150
10.0%, 4/1/2008	1,330,000	1,090,600
Sonic Automotive, Inc., 11.0%, 8/1/2008	12,670,000	13,113,450
Station Casinos, Inc.:
9.75%, 4/15/2007	7,770,000	8,064,483
9.875%, 7/1/2010	8,595,000	9,218,138
Transwestern Publishing:
Series F, 9.625%, 11/15/2007	9,650,000	9,698,250
Series B, Step-up Coupon, 0% to 11/15/2002, 11.875% to 11/15/2008	6,310,000	6,530,850
Venetian Casino Resort LLC, 11.0%, 6/15/2010	10,645,000	10,432,100
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	6,605,000	6,737,100
		594,033,531
Consumer Staples 5.3%
Agrilink Foods, Inc., 11.875%, 11/1/2008	11,470,000	12,057,838
Doane Pet Care Co., 9.75%, 5/15/2007	6,240,000	5,366,400
Elizabeth Arden, Inc., Series B, 11.75%, 2/1/2011	5,660,000	5,787,350
Fleming Companies, Inc.:
9.25%, 6/15/2010	2,415,000	1,835,400
9.875%, 5/1/2012	8,315,000	4,406,950
10.125%, 4/1/2008	15,530,000	12,113,400
IMC Global, Inc., 10.875%, 6/1/2008	5,205,000	5,595,375
Jafra Cosmetics International, Inc., 11.75%, 5/1/2008	19,735,000	20,425,725
Michael Foods, Inc., Series B, 11.75%, 4/1/2011	1,980,000	2,178,000
PSF Group Holdings, Inc., 9.25%, 6/15/2011	12,190,000	8,045,400
Salton, Inc.:
10.75%, 12/15/2005	2,420,000	2,226,400
12.25%, 4/15/2008	5,560,000	5,226,400
Service Corp. International, 7.7%, 4/15/2009	16,925,000	14,301,625
Smithfield Foods, Inc., 8.0%, 10/15/2009	1,230,000	1,211,550
Stater Brothers Holdings, Inc., 10.75%, 8/15/2006	10,790,000	10,790,000
Swift & Co., 10.125%, 10/1/2009	1,170,000	1,085,175
U.S. Can Corp., Series B, 12.375%, 10/1/2010	8,695,000	6,260,400
		118,913,388
Energy 7.2%
Avista Corp., 9.75%, 6/1/2008	15,215,000	14,135,815
Chesapeake Energy Corp.:
8.125%, 4/1/2011	8,770,000	8,770,000
9.0%, 8/15/2012	7,680,000	7,891,200
Consumers Energy Co.:
6.0%, 3/15/2005	2,985,000	2,828,941
6.25%, 9/15/2006	4,375,000	4,149,504
6.375%, 2/1/2008	1,095,000	1,016,424
Continental Resources, Inc., 10.25%, 8/1/2008	7,400,000	6,438,000
Edison Mission Energy, 7.73%, 6/15/2009	16,260,000	7,154,400
FirstEnergy Corp., Series B, 6.45%, 11/15/2011	4,660,000	4,382,339
Key Energy Services, Inc., 14.0%, 1/15/2009	5,431,000	6,272,805
Newpark Resources, Inc., 8.625%, 12/15/2007	3,215,000	3,006,025
Panhandle Eastern Pipe Line:
7.2%, 8/15/2024	3,060,000	2,430,319
7.95%, 3/15/2023	3,560,000	2,897,463
Parker Drilling Co., Series B, 10.125%, 11/15/2009	10,350,000	9,936,000
Pen Holdings, Inc., Series B, 9.875%, 6/15/2008*	4,520,000	904,000
Petro Stopping Centers, 10.5%, 2/1/2007	22,080,000	20,534,400
Pioneer Natural Resources Co.:
6.5%, 1/15/2008	700,000	708,722
7.5%, 4/15/2012	2,600,000	2,734,064
Plains All American Pipeline, 7.75%, 10/15/2012	1,150,000	1,161,500
Pride International, Inc., 10.0%, 6/1/2009	5,745,000	6,204,600
Southwest Gas Corp., 7.625%, 5/15/2012	3,500,000	3,838,391
Stone Energy Corp.:
8.25%, 12/15/2011	3,505,000	3,592,625
8.75%, 9/15/2007	11,440,000	11,897,600
Tesoro Petroleum Corp., Series B, 9.625%, 11/1/2008	3,725,000	2,197,750
Transocean, Inc., 9.5%, 12/15/2008	5,530,000	7,007,865
Westar Energy, Inc., 7.875%, 5/1/2007	7,690,000	7,717,807
Western Resources, Inc., 9.75%, 5/1/2007	3,935,000	3,776,321
Westport Resources Corp., 8.25%, 11/1/2011	5,380,000	5,541,400
Xcel Energy, Inc., 7.0%, 12/1/2010	3,130,000	2,472,700
		161,598,980
Financials 2.4%
Capstar Hotel Co., 8.75%, 8/15/2007	5,960,000	4,768,000
Corrections Corp. of America, 9.875%, 5/1/2009	8,580,000	8,869,575
Eaton Vance Corp. "C", 13.68%, 7/15/2012	1,141,479	11,415
FRD Acquisition, Series B, 12.5%, 7/15/2004*	2,450,000	223,563
HMH Properties, Inc., Series B, 7.875%, 8/1/2008	16,815,000	15,722,025
LaBranche & Co., Inc.:
9.5%, 8/15/2004	400,000	414,000
12.0%, 3/2/2007	6,005,000	6,425,350
Meristar Hospitality Corp.:
8.75%, 8/15/2007	1,415,000	1,132,000
9.0%, 1/15/2008	9,635,000	8,719,675
PCA LLC/PCA Finance Corp., 11.875%, 8/1/2009	1,095,000	1,116,900
Pemex Project Funding Master Trust, 9.125%, 10/13/2010	4,445,000	4,733,925
Xerox Credit Corp., 7.0%, 6/9/2003	3,175,000	2,730,500
		54,866,928
Health Care 4.0%
Advanced Medical Optics, Inc., 9.25%, 7/15/2010	3,465,000	3,395,700
Dade International, Inc., Series B, 11.125%, 5/1/2006*	16,570,000	13,753,100
Extendicare, Inc., 9.5%, 7/1/2010	1,210,000	1,222,100
Healthsouth Corp.:
7.0%, 6/15/2008	13,620,000	9,057,300
7.625%, 6/1/2012	23,425,000	16,280,375
IASIS Healthcare Corp., 13.0%, 10/15/2009	8,050,000	8,200,938
Insight Health Services, Series B, 9.875%, 11/1/2011	6,755,000	6,518,575
Magellan Health Services, Inc.:
9.0%, 2/15/2008	11,025,000	2,425,500
9.375%, 11/15/2007	985,000	640,250
Mariner Post-Acute Network, Inc., Series B, 10.5%, 8/1/2006	14,370,000	13,687,425
MedQuest, Inc., 11.875%, 8/15/2012	1,300,000	1,287,000
Omnicare, Inc., Series B, 8.125%, 3/15/2011	2,525,000	2,632,313
Radiologix, Inc., 10.5%, 12/15/2008	645,000	625,650
Sybron Dental Specialties, Inc., 8.125%, 6/15/2012	1,280,000	1,270,400
Vanguard Health Systems, Inc., 9.75%, 8/1/2011	9,250,000	9,111,250
		90,107,876
Industrials 19.6%
Allied Waste North America, Inc.:
Series B, 7.625%, 1/1/2006	16,545,000	15,800,475
Series B, 8.5%, 12/1/2008	6,760,000	6,422,000
Series B, 10.0%, 8/1/2009	6,930,000	6,375,600
Atlantis Group, Inc., 11.0%, 2/15/2003	13,655,000	13,552,588
AutoNation, Inc., 9.0%, 8/1/2008	9,680,000	9,922,000
Avis Group Holdings, Inc., 11.0%, 5/1/2009	20,030,000	21,657,438
Berry Plastics Corp., 10.75%, 7/15/2012	7,015,000	7,225,450
Buckeye Technologies, Inc.:
8.25%, 12/15/2005	6,520,000	5,607,200
9.25%, 9/15/2008	4,310,000	3,577,300
Caraustar Industries, Inc., 7.375%, 6/1/2009	2,035,000	2,044,349
Chukchansi Economic Development Authority, 14.5%, 6/15/2009	2,940,000	2,719,500
Coinmach Corp., 9.0%, 2/1/2010	14,760,000	15,239,700
Collins & Aikman Floor Cover, 9.75%, 2/15/2010	3,170,000	3,217,550
Collins & Aikman Products:
10.75%, 12/31/2011	2,820,000	2,693,100
11.5%, 4/15/2006	7,770,000	7,070,700
Congoleum Corp., 8.625%, 8/1/2008	16,180,000	13,085,575
CP Ships Ltd., 10.375%, 7/15/2012	3,330,000	3,446,550
Dana Corp.:
9.0%, 8/15/2011	12,605,000	11,817,188
10.125%, 3/15/2010	1,500,000	1,462,500
Day International Group, Inc., 11.125%, 6/1/2005	11,922,000	12,100,830
DeCrane Aircraft Holdings, Inc., Series B, 12.0%, 9/30/2008	13,955,000	11,303,550
Delco Remy International, Inc., 10.625%, 8/1/2006	3,145,000	2,075,700
Dyersburg Corp., Series B, 9.75%, 9/1/2007*	18,155,000	1,816
Eagle-Picher Industries, Inc., 9.375%, 3/1/2008	10,210,000	7,759,600
Equistar Chemicals LP:
8.75%, 2/15/2009	24,050,000	20,562,750
10.125%, 9/1/2008	8,920,000	7,983,400
Fairchild Corp., 10.75%, 4/15/2009	8,035,000	7,793,950
Ferro Corp., 9.125%, 1/1/2009	2,955,000	3,124,327
Fibermark, Inc., 10.75%, 4/15/2011	6,945,000	6,701,925
Flowserve Corp., 12.25%, 8/15/2010	4,777,000	4,920,310
Fort James Corp., 6.875%, 9/15/2007	8,495,000	7,053,568
Golden State Petroleum Transportation, 8.04%, 2/1/2019	2,995,000	2,815,600
Grove Holdings LLC, Step-up Coupon, 0% to 5/1/2003, 11.625% to 5/1/2009*	3,905,000	391
Grove Investors, Inc., 14.5%, 5/1/2010*	12,273,673	0
GS Technologies:
12%, 9/1/2004*	5,110,723	511,072
12.25%, 10/1/2005*	16,830,000	841,500
Hayes Lemmerz International, Inc., 11.875%, 6/15/2006*	7,000,000	4,270,000
Hayes Wheels International, Inc., 11.0%, 7/15/2006*	12,920,000	581,400
Hercules, Inc., 11.125%, 11/15/2007	6,395,000	6,970,550
Hornbeck Offshore Services, Inc., 10.625%, 8/1/2008	1,410,000	1,473,450
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	6,800,000	6,766,000
ISP Holdings, Inc., Series B, 10.625%, 12/15/2009	8,030,000	7,227,000
Kansas City Southern Co., 7.5%, 6/15/2009	8,320,000	8,403,200
Kansas City Southern Railway, 9.5%, 10/1/2008	5,460,000	5,978,700
Kindercare Learning Centers, Inc., 9.5%, 2/15/2009	14,440,000	13,718,000
Knoll, Inc., 10.875%, 3/15/2006	2,360,000	2,289,200
La Petite Academy, Inc., 10.0%, 5/15/2008	13,000,000	7,345,000
Louisiana Pacific Corp., 10.875%, 11/15/2008	4,505,000	4,685,200
Metaldyne Corp., 11.0%, 6/15/2012	3,835,000	3,298,100
Millennium America, Inc.:
7.0%, 11/15/2006	6,165,000	5,733,450
7.625%, 11/15/2026	695,000	562,950
9.25%, 6/15/2008	4,655,000	4,701,550
9.25%, 6/15/2008	19,815,000	20,013,150
Motors and Gears, Inc., 10.75%, 11/15/2006	5,060,000	4,604,600
Navistar International Corp., 9.375%, 6/1/2006	3,595,000	3,415,250
Petroleum Helicopters, Inc., Series B, 9.375%, 5/1/2009	1,600,000	1,652,000
Phelps Dodge Corp., 8.75%, 6/1/2011	1,635,000	1,663,377
Plainwell, Inc., Series B, 11.0%, 3/1/2008*	18,860,000	188,600
Resolution Performance Products LLC, 13.5%, 11/15/2010	1,860,000	2,055,300
Samsonite Corp., 10.75%, 6/15/2008	11,450,000	9,274,500
Standard Pacific Corp., 8.5%, 4/1/2009	3,900,000	3,792,750
Terex Corp., Series B, 10.375%, 4/1/2011	6,680,000	6,746,800
Texas Petrochemicals Corp., 11.125%, 7/1/2006	10,230,000	6,138,000
Trico Marine Services, 8.875%, 5/15/2012	3,090,000	2,657,400
United Rentals, Inc.:
Series B, 9.0%, 4/1/2009	4,880,000	4,026,000
9.25%, 1/15/2009	10,530,000	8,739,900
10.75%, 4/15/2008	11,990,000	11,450,450
WCI Communities, Inc., 10.625%, 2/15/2011	7,420,000	7,215,950
Xerox Corp.:
5.5%, 11/15/2003	6,120,000	5,263,200
9.75%, 1/15/2009	11,580,000	9,090,300
		440,478,329
Information Technology 1.2%
Amkor Technology, Inc., 9.25%, 5/1/2006	4,485,000	3,094,650
Computer Associates, Inc.:
Series B, 6.375%, 4/15/2005	4,770,000	4,054,500
Series B, 6.5%, 4/15/2008	2,250,000	1,800,000
Seagate Technology Holdings, 8.0%, 5/15/2009	9,320,000	8,667,600
Solectron Corp.:
7.375%, 3/1/2006	3,005,000	2,343,900
9.625%, 2/15/2009	8,995,000	7,420,875
		27,381,525
Materials 8.0%
American Plumbing & Mechanical, Inc., 11.625%, 10/15/2008	640,000	352,000
Dayton Superior Corp., 13.0%, 6/15/2009	4,100,000	3,485,000
Dimac Corp., 12.5%, 10/1/2008*	22,110,000	221,100
Fonda Group, 9.5%, 3/1/2007	16,370,000	12,277,500
Georgia-Pacific Corp.:
7.5%, 5/15/2006	11,130,000	9,237,900
8.125%, 5/15/2011	6,115,000	5,097,464
Debenture, 7.7%, 6/15/2015	7,215,000	5,411,250
Greif Brothers Corp., 8.875%, 8/1/2012	7,275,000	7,238,625
KB Home, 8.625%, 12/15/2008	5,530,000	5,447,050
Lennar Corp., 9.95%, 5/1/2010	16,005,000	17,365,425
Lyondell Chemical Co.:
9.5%, 12/15/2008	14,510,000	13,095,275
Series B, 9.875%, 5/1/2007	1,670,000	1,544,750
Metals USA, Inc., 8.625%, 2/15/2008*	13,150,000	3,945,000
MMI Products, Inc., Series B, 11.25%, 4/15/2007	11,080,000	10,858,400
Nortek, Inc., 9.125%, 9/1/2007	3,285,000	3,301,425
Oregon Steel Mills, Inc., 10.0%, 7/15/2009	1,355,000	1,355,000
Owens-Brockway Glass Container, 8.875%, 2/15/2009	16,740,000	16,823,700
Republic Technologies International LLC, 13.75%, 7/15/2009*	30,830,000	2,003,950
Riverwood International Corp., 10.875%, 4/1/2008	26,640,000	26,640,000
Schuler Homes, Inc.:
9.375%, 7/15/2009	595,000	592,025
10.5%, 7/15/2011	12,390,000	12,390,000
Stone Container Corp.:
9.75%, 2/1/2011	5,250,000	5,460,000
11.5%, 8/15/2006	8,240,000	8,610,800
Toll Corp.:
7.75%, 9/15/2007	2,360,000	2,312,800
8.125%, 2/1/2009	2,500,000	2,462,500
8.75%, 11/15/2006	3,250,000	3,298,750
		180,827,689
Telecommunication Services 5.9%
Allegiance Telecom, Inc., Series B, Step-up Coupon, 0% to 2/15/2003, 11.75% to 2/15/2008	7,200,000	972,000
American Tower Corp., 9.375%, 2/1/2009	5,705,000	3,365,950
AT&T Wireless Services, Inc., 8.125%, 5/1/2012	11,010,000	8,477,700
Avaya, Inc., 11.125%, 4/1/2009	14,550,000	9,166,500
Celcaribe SA, 13.5%, 3/15/2004	9,900,000	4,950,000
Century Communications Corp.:
8.375%, 12/15/2007*	1,000,000	285,000
8.375%, 11/15/2017*	2,010,000	572,850
8.75%, 10/1/2007*	3,960,000	1,128,600
8.875%, 1/15/2007*	2,656,000	756,960
9.5%, 3/1/2005*	1,790,000	510,150
Series B, Zero Coupon, 1/15/2008*	2,605,000	429,825
Crown Castle International Corp.:
9.375%, 8/1/2011	610,000	381,250
Step-up Coupon, 0% to 11/15/2002, 10.625% to 11/15/2007	14,295,000	9,720,600
FairPoint Communications, Inc.:
Series B, 9.5%, 5/1/2008	1,180,000	649,000
12.5%, 5/1/2010	7,860,000	4,716,000
ICG Holdings, Inc., 13.5%, 9/15/2005*	46,225,000	231,125
Impsat Corp., 12.375%, 6/15/2008*	21,990,000	439,800
Level 3 Communications, Inc., 11.0%, 3/15/2008	5,185,000	2,851,750
MGC Communications, Inc., 13.0%, 10/1/2004*	22,005,000	8,802,000
Motorola, Inc.:
7.625%, 11/15/2010	2,050,000	1,999,240
8.0%, 11/1/2011	2,585,000	2,552,561
Nextel Communications, Inc., 9.375%, 11/15/2009	17,010,000	12,927,600
Nextlink Communications, Inc.:
12.5%, 4/15/2006*	9,900,000	49,500
Step-up Coupon, 0% to 6/1/2004, 12.25% to 6/1/2009*	1,000,000	5,000
Qwest Capital Funding, Inc.:
7.0%, 8/3/2009	17,825,000	7,932,125
7.625%, 8/2/2021	3,190,000	1,244,100
Qwest Corp.:
5.625%, 11/15/2008	28,384,000	21,571,840
8.875%, 3/15/2012	2,780,000	2,418,600
Rural Cellular Corp., 9.75%, 1/15/2010	3,895,000	2,064,350
SBA Communications Corp., Step-up Coupon, 0% to 3/1/2003, 12.0% to 3/1/2008	1,995,000	1,017,450
Spectrasite Holdings, Inc., Step-up Coupon, 0% to 7/15/2003, 12.0% to 7/15/2008	16,385,000	3,031,225
Sprint Capital Corp.:
6.125%, 11/15/2008	5,385,000	3,574,342
7.125%, 1/30/2006	1,515,000	1,141,618
Telecorp PCS, Inc., Step-up-Coupon, 0% to 4/15/2004, 11.625% to 4/15/2009	4,530,000	3,306,900
Teligent, Inc., Series B, Step-up Coupon, 0% to 3/1/2003, 11.5% to 3/1/2008*	10,405,000	1,041
Tritel PCS, Inc., 10.375%, 1/15/2011	3,822,000	3,325,140
TSI Telecommunications Services, Inc., Series B, 12.75%, 2/1/2009	1,305,000	1,109,250
U.S. West Communications, Inc., 7.25%, 9/15/2025	6,365,000	4,264,550
		131,943,492
Utilities 2.3%
AES Corp., 9.375%, 9/15/2010	11,365,000	5,909,800
Calpine Corp.:
7.75%, 4/15/2009	12,005,000	4,802,000
8.25%, 8/15/2005	5,030,000	2,137,750
8.5%, 2/15/2011	3,160,000	1,295,600
CMS Energy Corp.:
7.5%, 1/15/2009	185,000	141,525
8.5%, 4/15/2011	17,930,000	13,716,450
8.9%, 7/15/2008	2,185,000	1,704,300
PSEG Energy Holdings, 10.0%, 10/1/2009	700,000	567,000
Public Service Co. of Colorado, 7.875%, 10/1/2012	8,540,000	8,548,096
Southwestern Public Service Co.:
Series B, 5.125%, 11/1/2006	7,415,000	6,909,534
Series A, 6.2%, 3/1/2009	1,465,000	1,343,395
TNP Enterprises, Inc., Series B, 10.25%, 4/1/2010	4,125,000	3,918,750
		50,994,200
Total Corporate Bonds (Cost $2,277,553,364)		1,851,145,938

Asset Backed 0.2%
Carlyle High Yield Partners "D1", Series 1, 12.24%, 5/31/2007	1,000,000	930,000
Golden Tree High Yield Opportunities LP "D1", Series 1, 13.054%, 10/31/2007	2,500,000	2,539,500
Total Asset Backed (Cost $3,500,000)		3,469,500

Foreign Bonds - US$ Denominated 13.1%
Acetex Corp., 10.875%, 8/1/2009	4,435,000	4,656,745
Antenna TV SA, 9.75%, 7/1/2008	2,375,000	1,734,477
Australis Holdings, 15.0%, 11/1/2002*	49,213,000	4,921
Bluewater Finance Ltd., 10.25%, 2/15/2012	6,095,000	5,729,300
British Sky Broadcasting PLC:
6.875%, 2/23/2009	9,965,000	9,616,225
8.2%, 7/15/2009	5,865,000	5,952,975
Central European Media Enterprises Ltd., 9.375%, 8/15/2004	2,995,000	2,246,250
Comcast UK Cable Partners Ltd., 11.2%, 11/15/2007	10,825,000	8,781,781
Conproca SA de CV, 12.0%, 6/16/2010	4,090,000	4,764,850
Corp Durango SA, 13.75%, 7/15/2009	7,155,000	5,580,900
Disco SA, 9.875%, 5/15/2008	1,410,000	1,071,600
Dolphin Telecom PLC, Series B, Step-up-Coupon, 0% to 5/15/2004, 14.0% to 5/15/2009*	15,860,000	1,586
Euramax International PLC, 11.25%, 10/1/2006	13,085,000	13,477,550
Fage Dairy Industry SA, 9.0%, 2/1/2007	2,932,000	2,756,080
Global Telesystems, Inc.:
10.875%, 6/15/2008*	10,060,000	1,006
11.5%, 12/15/2007*	23,720,000	2,372
Gruma SA de CV, 7.625%, 10/15/2007	2,520,000	2,394,000
Grupo Iusacell SA De CV, 14.25%, 12/1/2006	10,775,000	3,879,000
Hurricane Hydrocarbons Ltd., 12.0%, 8/4/2006	9,535,000	9,630,350
Innova S de R.L., 12.875%, 4/1/2007	7,005,000	5,604,000
Intrawest Corp., 10.5%, 2/1/2010	630,000	642,600
Ispat Europe Group SA, 11.875%, 2/1/2011	2,385,000	1,977,155
Luscar Coal Ltd., 9.75%, 10/15/2011	1,350,000	1,444,500
MDP Acquisitions PLC, 9.625%, 10/1/2012	2,500,000	2,468,750
Methanex Corp., 8.75%, 8/15/2012	7,570,000	7,834,950
MetroNet Communications Corp.:
12.0%, 8/15/2007*	7,045,000	845,400
Step-up Coupon, 0% to 11/1/2002, 10.75% to 11/1/2007	22,105,000	2,431,550
Step-up Coupon, 0% to 6/15/2003, 9.95% to 6/15/2008	7,955,000	875,050
Millicom International Cellular SA, 13.5%, 6/1/2006	25,725,000	6,945,750
Ocean Rig Norway AS, 10.25%, 6/1/2008	5,185,000	4,485,025
Petroleum Geo-Services ASA, 7.125%, 3/30/2028	11,415,000	4,680,150
PTC International Finance BV, Step-up Coupon, 0% to 7/1/2002, 10.75% to 7/1/2007	9,719,000	9,913,380
PTC International Finance II SA, 11.25%, 12/1/2009	4,095,000	4,135,950
Rogers Cantel, Inc., 9.75%, 6/1/2016	4,625,000	3,075,625
Royal Caribbean Cruises Ltd.:
6.75%, 3/15/2008	2,910,000	2,371,650
8.75%, 2/2/2011	17,685,000	15,120,675
Stagecoach Holdings PLC, 8.625%, 11/15/2009	18,770,000	16,833,499
Star Choice Communications, Inc., 13.0%, 12/15/2005	3,850,000	3,734,500
Stena AB, 8.75%, 6/15/2007	3,970,000	3,791,350
TeleWest Communications PLC, Step-up Coupon, 0% to 4/15/2004, 9.25% to 4/15/2009	40,999,000	6,457,343
TFM SA de CV:
10.25%, 6/15/2007	9,815,000	9,262,906
11.75%, 6/15/2009	2,780,000	2,668,800
12.5%, 6/15/2012	12,255,000	11,887,350
Tyco International Group SA:
5.8%, 8/1/2006	24,075,000	20,223,000
6.125%, 11/1/2008	18,055,000	14,805,100
6.125%, 1/15/2009	21,565,000	17,791,125
6.375%, 10/15/2011	22,530,000	18,474,600
Vicap SA, 11.375%, 5/15/2007	7,580,000	6,443,000
Yell Finance BV:
10.75%, 8/1/2011	1,985,000	1,989,963
Step-up Coupon, 0% to 8/1/2006, 13.5% to 8/1/2011	4,500,000	2,745,000
Total Foreign Bonds - US$ Denominated (Cost $458,348,606)		294,241,664

	Units	Value ($)
Other 0.1%
SpinCycle, Inc.*	752,852	1,839,630
SpinCycle, Inc. "F"*	4,930	269
Total Other (Cost $1,839,949)		1,839,899

	Shares	Value ($)
Common Stocks 0.3%
AMF Bowling Worldwide, Inc.*	74,665	2,034,621
Call-Net Enterprises, Inc. "B"*	155,957	53,025
Capital Pacific Holdings, Inc.*	54,431	193,230
ICG Communications, Inc.*	67,617	676
Mariner Health Care, Inc.*	34,618	259,635
MEDIQ, Inc.*	8,934	38,800
Metal Management, Inc.*	1,073,957	4,134,734
National Vision, Inc.*	662,910	371,230
Song Networks Holdings AB (ADR)*	138,083	4,142
The Manitowoc Co., Inc.	25,126	687,196
Total Common Stocks (Cost $86,321,919)		7,777,289

Warrants 0.1%
American Banknote Corp.*	16,850	2
AMF Bowling Worldwide, Inc.*	171,646	858,230
AMF Bowling Worldwide, Inc.*	175,685	1,405,480
Communication Cellular SA*	30,800	616
DeCrane Aircraft Holdings, Inc.*	16,090	161
Destia Communications, Inc.*	19,865	0
Empire Gas Corp.*	31,795	0
Grove Investors, Inc. "A"*	16,123	255,227
Grove Investors, Inc. "B"*	16,123	255,227
KMC Telecom Holdings, Inc.*	23,900	0
Mariner Health Care, Inc.*	32,692	1,880
McLeodUSA, Inc.*	148,270	5,931
Ono Finance PLC*	7,610	76
Republic Technologies International LLC*	30,830	308
Stage Stores, Inc.*	72,940	652,813
Stations Holding Co., Inc.*	90,000	0
UIH Australia Pacific, Inc.*	14,150	0
Waxman Industries, Inc.*	800,453	8,005
Total Warrants (Cost $65,451,062)		3,443,956

Preferred Stocks 0.8%
Sinclair Capital (Cost $17,307,500)	173,075	18,086,338

Convertible Preferred Stocks 0.0%
McLeodUSA, Inc.*	66,911	100,367
World Access, Inc. "D"*	11,693	0
Total Convertible Preferred Stocks (Cost $23,497,027)		100,367

	Principal Amount ($)	Value ($)
Convertible Bonds 0.1%
Consumer Discretionary
Automobiles
Tower Auto Group, 5.0%, 8/1/2004 (Cost $2,717,094)	3,100,000	2,704,750

	Shares	Value ($)
Cash Equivalents 0.0%
Scudder Cash Management QP Trust, 1.90% (b) (Cost $91,091)	91,091	91,091

	% of Net Assets
Total Portfolio (Cost $2,936,627,612) (a)	97.0%	2,182,900,792
Other Assets and Liabilities, Net	3.0%	67,332,292
Net Assets	100.0%	2,250,233,084

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
(a) The cost for federal income tax purposes was $2,956,032,672. At September 30, 2002, net unrealized depreciation for all securities based on tax cost was $773,131,880. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $37,875,153 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $811,007,033.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

Schedule of Restricted and Illiquid Securities:

	Acquisition Date	Acquisition Cost ($)	Value ($)	Value as % of Net Assets
MEDIQ, Inc.	1/31/2002	4,850,000	38,800	-
National Vision, Inc.	7/10/2001	2,386,476	371,230	-

These securities have not been registered with the Securities and Exchange Commission under the Securities Act of 1933.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of September 30, 2002
Assets
Investments in securities, at value (cost $2,936,627,612)	$ 2,182,900,792
Cash	2,346,432
Receivable for investments sold	46,813,555
Interest receivable	63,529,324
Receivable for Fund shares sold	3,417,798
Foreign taxes recoverable	147
Unrealized appreciation on forward currency exchange contracts	3,416
Total assets	2,299,011,464
Liabilities
Payable for investments purchased	11,796,147
Notes payable	27,500,000
Payable for Fund shares redeemed	7,145,353
Unrealized depreciation on forward currency exchange contracts	19,769
Accrued management fee	1,136,510
Other accrued expenses and payables	1,288,624
Total liabilities	48,886,403
Net assets, at value	$ 2,250,125,061
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(17,961)
Net unrealized appreciation (depreciation) on: Investments	(753,726,820)
Foreign currency related transactions	(16,158)
Accumulated net realized gain (loss)	(1,262,169,713)
Paid-in capital	4,266,055,713
Net assets, at value	$ 2,250,125,061

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2002 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($1,602,559,618 / 346,657,241 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 4.62
Maximum offering price per share (100 / 95.50 of $4.62)	$ 4.84
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($514,459,692 / 111,393,878 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 4.62
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($127,105,732 / 27,468,439 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 4.63
Institutional Class Net Asset Value, offering and redemption price per share ($1,013 / 219 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 4.63
Class I Net Asset Value, offering and redemption price per share ($5,999,006 / 1,299,129 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 4.62

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended September 30, 2002
Investment Income
Income: Interest	$ 310,053,519
Dividends (net of foreign taxes withheld of $5,671)	3,712,961
Total Income	313,766,480
Expenses: Management fee	14,878,571
Administrative fee	5,893,763
Distribution service fees	12,355,610
Trustees' fees and expenses	60,244
Interest expense	38,509
Total expenses, before expense reductions	33,226,697
Expense reductions	(22,031)
Total expenses, after expense reductions	33,204,666
Net investment income	280,561,814
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(565,457,861)
Futures	(5,255,628)
Foreign currency related transactions	29,085
(570,684,404)
Net unrealized appreciation (depreciation) during the period on: Investments	296,895,905
Futures	2,692,468
Foreign currency related transactions	(16,158)
299,572,215
Net gain (loss) on investment transactions	(271,112,189)
Net increase (decrease) in net assets resulting from operations	$ 9,449,625

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended September 30,
Increase (Decrease) in Net Assets	2002	2001
Operations: Net investment income	$ 280,561,814	$ 323,880,529
Net realized gain (loss) on investment transactions	(570,684,404)	(251,841,447)
Net unrealized appreciation (depreciation) on investment transactions during the period	299,572,215	(298,038,555)
Net increase (decrease) in net assets resulting from operations	9,449,625	(225,999,473)
Distributions to shareholders from: Net investment income: Class A	(209,936,251)	(246,945,475)
Class B	(63,770,561)	(78,825,531)
Class C	(14,299,511)	(13,520,714)
Institutional Class	(18)	-
Class I	(1,158,577)	(1,373,990)
Return of capital: Class A	(1,951,381)	(12,768,261)
Class B	(592,755)	(4,075,657)
Class C	(132,916)	(699,086)
Class I	(10,769)	(71,042)
Fund share transactions: Proceeds from shares sold	1,528,792,618	1,455,461,726
Reinvestment of distributions	163,895,256	196,129,210
Cost of shares redeemed	(1,777,114,163)	(1,771,987,111)
Net assets acquired in tax-free reorganization	-	116,232,731
Net increase (decrease) in net assets from Fund share transactions	(84,426,289)	(4,163,444)
Increase (decrease) in net assets	(366,829,403)	(588,442,673)
Net assets at beginning of period	2,616,954,464	3,205,397,137
Net assets at end of period (including accumulated distributions in excess of net investment income of $17,961 and $12,280,417, respectively)	$ 2,250,125,061	$ 2,616,954,464

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended September 30,	2002[d]	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 5.18	$ 6.34	$ 7.23	$ 7.68	$ 8.50
Income (loss) from investment operations: Net investment income[a]	.53	.64	.77	.78	.76
Net realized and unrealized gain (loss) on investment transactions	(.53)	(1.09)	(.89)	(.46)	(.81)
Total from investment operations	-	(.45)	(.12)	.32	(.05)
Less distributions from: Net investment income	(.55)	(.68)	(.77)	(.77)	(.77)
Return of capital	(.01)	(.03)	-	-	-
Total distributions	(.56)	(.71)	(.77)	(.77)	(.77)
Net asset value, end of period	$ 4.62	$ 5.18	$ 6.34	$ 7.23	$ 7.68
Total Return (%)[b]	(.60)	(7.68)	(1.88)	4.11	(.95)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,603	1,831	2,277	2,945	3,304
Ratio of expenses before expense reductions (%)	.96	1.11[c]	.93	.96	.89
Ratio of expenses after expense reductions (%)	.96	1.09[c]	.92	.96	.89
Ratio of net investment income (%)	10.39	10.94	11.10	10.15	9.09
Portfolio turnover rate (%)	154	69	52	67	92

a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.09% and 1.09%, respectively.
d As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended September 30, 2002 was to decrease net investment income per share by $.04, increase net realized and unrealized gain (loss) per share by $.04, and decrease the ratio of net investment income to average net assets from 11.14% to 10.39%. Per share data and ratios for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

Class B

Years Ended September 30,	2002[d]	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 5.17	$ 6.33	$ 7.22	$ 7.67	$ 8.49
Income (loss) from investment operations: Net investment income[a]	.48	.59	.71	.71	.68
Net realized and unrealized gain (loss) on investment transactions	(.52)	(1.09)	(.88)	(.45)	(.80)
Total from investment operations	(.04)	(.50)	(.17)	.26	(.12)
Less distributions from: Net investment income	(.50)	(.63)	(.72)	(.71)	(.70)
Return of capital	(.01)	(.03)	-	-	-
Total distributions	(.51)	(.66)	(.72)	(.71)	(.70)
Net asset value, end of period	$ 4.62	$ 5.17	$ 6.33	$ 7.22	$ 7.67
Total Return (%)[b]	(1.23)	(8.50)	(2.68)	3.26	(1.82)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	514	659	792	1,145	1,292
Ratio of expenses before expense reductions (%)	1.79	1.94[c]	1.78	1.78	1.76
Ratio of expenses after expense reductions (%)	1.79	1.91[c]	1.77	1.78	1.76
Ratio of net investment income (%)	9.56	10.12	10.24	9.33	8.22
Portfolio turnover rate (%)	154	69	52	67	92

a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.91% and 1.91%, respectively.
d As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended September 30, 2002 was to decrease net investment income per share by $.04, increase net realized and unrealized gain (loss) per share by $.04, and decrease the ratio of net investment income to average net assets from 10.31% to 9.56%. Per share data and ratios for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

Class C

Years Ended September 30,	2002[d]	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 5.19	$ 6.35	$ 7.24	$ 7.69	$ 8.52
Income (loss) from investment operations: Net investment income[a]	.48	.59	.72	.72	.69
Net realized and unrealized gain (loss) on investment transactions	(.53)	(1.09)	(.89)	(.46)	(.82)
Total from investment operations	(.05)	(.50)	(.17)	.26	(.13)
Less distributions from: Net investment income	(.50)	(.63)	(.72)	(.71)	(.70)
Return of capital	(.01)	(.03)	-	-	-
Total distributions	(.51)	(.66)	(.72)	(.71)	(.70)
Net asset value, end of period	$ 4.63	$ 5.19	$ 6.35	$ 7.24	$ 7.69
Total Return (%)[b]	(1.61)	(8.46)	(2.66)	3.30	(1.89)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	127	119	124	176	171
Ratio of expenses before expense reductions (%)	1.79	1.98[c]	1.77	1.73	1.71
Ratio of expenses after expense reductions (%)	1.79	1.95[c]	1.76	1.73	1.71
Ratio of net investment income (%)	9.56	10.09	10.25	9.38	8.27
Portfolio turnover rate (%)	154	69	52	67	92

a Based on average shares outstanding during the period.
b Total return does not reflect the effect of sales charges.
c The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.95% and 1.95%, respectively.
d As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended September 30, 2002 was to decrease net investment income per share by $.04, increase net realized and unrealized gain (loss) per share by $.04, and decrease the ratio of net investment income to average net assets from 10.31% to 9.56%. Per share data and ratios for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

Institutional Class

2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 4.65
Income (loss) from investment operations: Net investment income	.08
Net realized and unrealized gain (loss) on investment transactions	(.02)
Total from investment operations	.06
Less distributions from: Net investment income	(.08)
Total distributions	(.08)
Net asset value, end of period	$ 4.63
Total Return (%)	1.14**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.001
Ratio of expenses (%)	.82*
Ratio of net investment income (%)	14.14*
Portfolio turnover rate (%)	154

a For the period from August 19, 2002 (commencement of sales of Institutional Class shares) to September 30, 2002.
* Annualized
** Not annualized

Class I

Years Ended September 30,	2002[c]	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 5.17	$ 6.33	$ 7.22	$ 7.68	$ 8.50
Income (loss) from investment operations: Net investment income[a]	.54	.66	.80	.82	.76
Net realized and unrealized gain (loss) on investment transactions	(.52)	(1.09)	(.90)	(.48)	(.78)
Total from investment operations	.02	(.43)	(.10)	.34	(.02)
Less distributions from: Net investment income	(.56)	(.69)	(.79)	(.80)	(.80)
Return of capital	(.01)	(.04)	-	-	-
Total distributions	(.57)	(.73)	(.79)	(.80)	(.80)
Net asset value, end of period	$ 4.62	$ 5.17	$ 6.33	$ 7.22	$ 7.68
Total Return (%)	(.06)	(7.39)	(1.60)	4.36	(.66)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	9	12	15	17
Ratio of expenses before expense reductions (%)	.63	.73[b]	.64	.62	.60
Ratio of expenses after expense reductions (%)	.63	.72[b]	.63	.62	.60
Ratio of net investment income (%)	10.72	11.30	11.40	10.49	9.38
Portfolio turnover rate (%)	154	69	52	67	92

a Based on average shares outstanding during the period.
b The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .72% and .72%, respectively.
c As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended September 30, 2002 was to decrease net investment income per share by $.04, increase net realized and unrealized gain (loss) per share by $.04, and decrease the ratio of net investment income to average net assets from 11.47% to 10.72%. Per share data and ratios for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder High Income Fund (the "Fund"), formerly Scudder High-Yield Fund, is a diversified series of Scudder High Yield Series (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. On August 19, 2002, the Fund commenced offering Institutional Class shares. Class I and Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment transactions.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2002 the Fund had a net tax basis capital loss carryforward of approximately $674,962,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2003 ($46,033,000), September 30, 2004 ($6,237,000), September 30, 2007 ($39,696,000), September 30, 2008 ($126,549,000), September 30, 2009 ($173,247,000) and September 30, 2010 ($283,200,000), the respective expiration dates, whichever occurs first, which may be subject to certain limitations under Sections 382-384 of the Internal Revenue Code. In addition, from November 1, 2001 through September 30, 2002, the Fund incurred approximately $558,829,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending September 30, 2003.

Distribution of Income and Gains. All of the net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (674,962,000)
Net unrealized appreciation (depreciation) on investments	$ (773,131,880)

In addition, during the year ended September 30, 2002 the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Distributions from ordinary income	$ 289,164,918
Return of capital distributions	$ 2,687,821

For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended September 30, 2002, purchases and sales of investment securities (excluding short-term investments and US Treasury Securities) aggregated $2,281,973,199 and $2,265,253,470, respectively. Purchases and sales of US Treasury Securities aggregated $1,746,874,531 and $1,865,919,511, respectively.

C. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the U.K. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM"or the "Advisor"). Effective April 5, 2002, the investment management agreement with ZSI was terminated and DeIM became the investment advisor for the Fund. The management fee rate paid by the Fund under the new Investment Management Agreement (the "Management Agreement") is the same as the previous investment management agreement.

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.58% of the first $250,000,000 of the Fund's average daily net assets, 0.55% of the next $750,000,000 of such net assets, 0.53% of the next $1,500,000,000 of such net assets, 0.51% of the next $2,500,000,000 of such net assets, 0.48% of the next $2,500,000,000 of such net assets, 0.46% of the next $2,500,000,000 of such net assets, 0.44% of the next $2,500,000,000 of such net assets and 0.42% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended September 30, 2002, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.54% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.200%, 0.275%, 0.275%, 0.100% and 0.275% of the average daily net assets for Class A, B, C, I and Institutional Class shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, C, I and Institutional Class shares of the Fund. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the year ended September 30, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at September 30, 2002
Class A	$ 3,930,665	$ 295,555
Class B	1,778,799	121,923
Class C	396,844	26,042
Institutional Class	1	1
Class I	10,449	663
	$ 6,116,758	$ 444,184

In addition, the Administrative Fee on the Statement of Operations was reduced by $222,995 due to ordinary changes of estimates in expenses.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended September 30, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2002
Class B	$ 4,851,301	$ 323,967
Class C	1,082,306	82,472
	$ 5,933,607	$ 406,439

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2002, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at September 30, 2002	Effective Rate
Class A	$ 4,537,980	$ 353,335.23%
Class B	1,546,335	102,458.24%
Class C	337,688	25,595.23%
	$ 6,422,003	$ 481,388

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2002 aggregated $310,139.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended September 30, 2002, the CDSC for Class B and C shares aggregated $1,419,629 and $26,708, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended September 30, 2002, SDI received $91,604.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), formerly Zurich Scudder Cash Management QP Trust, and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the year ended September 30, 2002, totaled $815,389 and are reflected as interest income on the Statement of Operations.

D. Investing in High Yield Securities

Investing in high yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds". Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

E. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the year ended September 30, 2002, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $22,031 for custodian credits earned.

F. Forward Foreign Currency Commitments

As of September 30, 2002, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Appreciation (Depreciation)
Euro	2,978,365	USD	3,041,167	10/25/2002	$ (19,769)

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Appreciation (Depreciation)
Euro	1,084,500	USD	1,072,571	10/25/2002	$ 3,416

G. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. At the end of the period, $27,500,000 was outstanding. Interest expense incurred on the borrowings amounted to $38,509 for the year ended September 30, 2002. The average dollar amount of the borrowings was $15,237,500 and the weighted average interest rate on these borrowings was 2.265%.

H. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2002		Year Ended September 30, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	232,090,103	$ 1,199,152,814	184,339,536	$ 1,080,875,657
Class B	32,996,254	172,015,822	41,624,575	243,532,809
Class C	25,587,300	132,375,871	17,416,001	102,365,655
Institutional Class*	215	1,000	-	-
Class I	4,884,429	25,247,111	4,948,445	28,687,605
		$ 1,528,792,618		$ 1,455,461,726
Shares issued in tax-free reorganization
Class A	-	-	7,325,888	$ 42,784,004
Class B	-	-	10,196,845	59,445,558
Class C	-	-	2,397,861	14,003,169
		-		$ 116,232,731
Shares issued to shareholders in reinvestment of distributions
Class A	24,107,982	$ 123,663,827	25,268,222	$ 146,317,651
Class B	6,066,427	31,084,511	7,009,074	40,525,394
Class C	1,553,651	7,977,556	1,353,595	7,841,014
Institutional Class*	4	18	-	-
Class I	227,060	1,169,344	249,776	1,445,151
		$ 163,895,256		$ 196,129,210
Shares redeemed
Class A	(262,998,211)	$ (1,351,647,435)	(222,386,689)	$ (1,304,101,241)
Class B	(54,979,144)	(280,961,075)	(56,588,895)	(331,073,440)
Class C	(22,534,465)	(116,057,247)	(17,888,733)	(105,187,029)
Institutional Class*	-	-	-	-
Class I	(5,509,369)	(28,448,406)	(5,441,820)	(31,625,401)
		$ (1,777,114,163)		$ (1,771,987,111)
Net increase (decrease)
Class A	(6,800,126)	$ (28,830,794)	(5,453,043)	$ (34,123,929)
Class B	(15,916,463)	(77,860,742)	2,241,599	12,430,321
Class C	4,606,486	24,296,180	3,278,724	19,022,809
Institutional Class*	219	1,018	-	-
Class I	(397,880)	(2,031,951)	(243,599)	(1,492,645)
		$ (84,426,289)		$ (4,163,444)

* For the period from August 19, 2002 (commencement of sales of Institutional Class shares) to September 30, 2002.

I. Change In Accounting Principle

As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to October 1, 2001, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $14,022,971 reduction in cost of securities and a corresponding $14,022,971 increase in net unrealized appreciation, based on securities held by the Fund on October 1, 2001.

The effect of this change for the year ended September 30, 2002, was to decrease net investment income by $20,836,476, increase unrealized depreciation by $5,049,730, and increase net realized gains (losses) by $25,886,206. The statement of changes in net assets and financial highlights for the prior periods have not been restated to reflect this change in presentation.

J. Acquisition of Assets

On May 25, 2001, the Fund acquired all of the net assets of Kemper High Yield II Fund pursuant to a plan of reorganization approved by shareholders on May 24, 2001. The acquisition was accomplished by a tax-free exchange of 7,325,888 Class A shares, 10,196,845 Class B shares and 2,397,861 Class C shares of the Fund, respectively, for 5,858,303 Class A shares, 8,136,820 Class B shares and 1,917,500 Class C shares of Kemper High Yield II Fund, respectively, outstanding on May 25, 2001. Kemper High Yield II Fund's net assets at that date ($116,232,731), including $22,742,221 of net unrealized depreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $3,193,349,626. The combined net assets of the Fund immediately following the acquisition were $3,309,582,357.

Report of Ernst & Young LLP, Independent Auditors

To the Board of Trustees and Shareholders of Scudder High Income Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio of Scudder High Income Fund, formerly Scudder High Yield Fund, (the "Fund"), as of September 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of September 30, 2002, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder High Income Fund at September 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts
November 26, 2002

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of September 30, 2002. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606.

Non-Interested Trustees
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
John W. Ballantine (56) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); formerly, Executive Vice President and Head of International Banking (1995-1996); Directorships: Enron Corporation (energy trading firm) (effective May 30, 2002); First Oak Brook Bancshares, Inc.; Oak Brook Bank; Tokheim Corporation (designer, manufacturer and servicer of electronic and mechanical petroleum marketing systems)	83
Lewis A. Burnham (69) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company; formerly, Executive Vice President, Anchor Glass Container Corporation	83
Donald L. Dunaway (65) Trustee, 1980-present	Retired; formerly, Executive Vice President, A. O. Smith Corporation (diversified manufacturer)	83
James R. Edgar (56) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs; formerly, Governor, State of Illinois; Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform of Churchill Downs, Inc.)	83
Paul K. Freeman (52) Trustee, 2002-present	President, Cook Street Holdings (consulting); Adjunct Professor, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly Project Leader, International Institute for Applied Systems Analysis (1998-2001); formerly, Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	83
Robert B. Hoffman (65) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries); formerly, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products); formerly, Vice President and Head of International Operations, FMC Corporation (manufacturer of machinery and chemicals)	83
Shirley D. Peterson (60) Trustee, 1995-present	Retired; formerly, President, Hood College; formerly, Partner, Steptoe & Johnson (law firm); formerly, Commissioner, Internal Revenue Service; formerly, Assistant Attorney General (Tax), U.S. Department of Justice; Directorships: Bethlehem Steel Corp.	83
Fred B. Renwick (72) Trustee, 1988-present	Retired; Professor Emeritus of Finance, New York University, Stern School of Business; Directorships: The Wartburg Foundation; The Investment Fund for Foundations; Chairman, Finance Committee of Morehouse College Board of Trustees; American Bible Society Investment Committee; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America; formerly, member of the Investment Committee of Atlanta University Board of Trustees	83
William P. Sommers (69) Trustee, 1979-present	Retired; formerly, President and Chief Executive Officer, SRI International (research and development); formerly, Executive Vice President, Iameter (medical information and educational service provider); formerly, Senior Vice President and Director, Booz, Allen & Hamilton Inc. (management consulting firm); Directorships: PSI Inc. (engineering and testing firm); Evergreen Solar, Inc. (develop/manufacture solar electric system engines); H2 Gen (manufacture hydrogen generators); Zassi Medical Evolutions, Inc. (specialists in intellectual property opportunities in medical device arena)	83
John G. Weithers (69) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange; Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; formerly, Records Management Systems	83

Interested Trustees[2] and Officers
Name, Age, Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[1,3] (57) Chairman, Trustee and Vice President, 2002-present	Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); President, DB Hedge Strategies Fund LLC (June 2002 to present), Montgomery Street Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment company; 4 funds overseen) (1992-1999).
203
William F. Glavin, Jr.[1] (44) Trustee and President, 2001-present	Managing Director of Deutsche Asset Management; Trustee, Crossroads for Kids, Inc. (serves at-risk children)	83
Andrew P. Cestone (32) Vice President, 2002-present	Managing Director, Deutsche Asset Management (1998 to present); formerly, investment analyst, Phoenix Investment Partners; credit officer in asset-based lending group, Fleet Bank	n/a
Philip J. Collora (56) Vice President and Assistant Secretary, 1986-present	Senior Vice President of Deutsche Asset Management	n/a
Daniel O. Hirsch[3] (48) Vice President and Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
Kenneth Murphy[4] (38) Vice President, 2002-present	Vice President of Deutsche Asset Management (2001-present); formerly, Director, John Hancock Signature Services (1992-2001); Senior Manager, Prudential Mutual Fund Services (1987-1992)	n/a
Gary L. French[4] (51) Treasurer, 2002-present	Managing Director of Deutsche Asset Management (2001-present); formerly, President of UAM Fund Services, Inc.	n/a
John R. Hebble[4] (44) Assistant Treasurer, 1998-present	Senior Vice President of Deutsche Asset Management	n/a
Brenda Lyons[4] (40) Assistant Treasurer, 1998-present	Senior Vice President of Deutsche Asset Management	n/a
Charles A. Rizzo[4] (45) Assistant Treasurer, 2002-present	Senior Vice President of Deutsche Asset Management	n/a
John Millette[4] (40) Secretary, 2001-present	Vice President of Deutsche Asset Management	n/a
Caroline Pearson[4] (40) Assistant Secretary, 1998-present	Managing Director of Deutsche Asset Management (1997-present); formerly, Associate, Dechert (law firm) (1989-1997)	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of trustees.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the fund.
3 Address: One South Street, Baltimore, Maryland
4 Address: Two International Place, Boston, Massachusetts

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Investment Products and Services

Scudder Funds
Growth Funds
Scudder 21st Century Growth Fund
Scudder Aggressive Growth Fund
Scudder Blue Chip Fund
Scudder Capital Growth Fund
Scudder Dynamic Growth Fund
Scudder Flag Investors
Communications Fund*
Scudder Global Biotechnology Fund*
Scudder Growth Fund
Scudder Health Care Fund
Scudder Large Company Growth Fund
Scudder Micro Cap Fund*
Scudder Mid Cap Fund*
Scudder Small Cap Fund*
Scudder Technology Fund
Scudder Technology Innovation Fund
Scudder Top 50 US Fund*
Value Funds
Scudder Contrarian Fund
Scudder-Dreman Financial Services Fund
Scudder-Dreman High Return Equity Fund
Scudder-Dreman Small Cap Value Fund
Scudder Flag Investors
Equity Partners Fund*
Scudder Gold & Precious Metals Fund
Scudder Growth and Income Fund
Scudder Large Company Value Fund
Scudder-RREEF Real Estate Securities Fund
Scudder Small Company Stock Fund
Scudder Small Company Value Fund
Multicategory/Asset Allocation Funds
Scudder Asset Management Fund*
Scudder Flag Investors Value Builder Fund*
Scudder Focus Value+Growth Fund
Scudder Lifecycle Mid Range Fund*
Scudder Lifecycle Long Range Fund*
Scudder Lifecycle Short Range Fund*
Scudder Pathway Conservative Portfolio
Scudder Pathway Growth Portfolio
Scudder Pathway Moderate Portfolio
Scudder Target 2012 Fund
Scudder Total Return Fund
International/Global Funds
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder European Equity Fund*
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder International Equity Fund*
Scudder International Select Equity Fund*
Scudder Japanese Equity Fund*
Scudder Latin America Fund
Scudder New Europe Fund
Scudder Pacific Opportunities Fund
Income Funds
Scudder Cash Reserves Fund
Scudder Fixed Income Fund*
Scudder High Income Plus Fund*,**
Scudder High Income Fund***
Scudder High Income
Opportunity Fund****
Scudder Income Fund
Scudder PreservationPlus Fund*
Scudder PreservationPlus Income Fund*
Scudder Short-Term Bond Fund
Scudder Short-Term Fixed Income Fund*
Scudder Strategic Income Fund
Scudder U.S. Government Securities Fund

* On August 19, 2002, these funds changed their names from Deutsche to Scudder.
** Formerly Deutsche High Yield Bond Fund
*** Formerly Scudder High Yield Fund
**** Formerly Scudder High Yield Opportunity Fund

Scudder Funds (continued)
Tax-Free Income Funds
Scudder California Tax-Free Income Fund
Scudder Florida Tax-Free Income Fund
Scudder High Yield Tax-Free Fund
Scudder Managed Municipal Bond Fund
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder Municipal Bond Fund*
Scudder New York Tax-Free Income Fund
Scudder Short-Term Municipal Bond Fund*
Index-Related Funds
Scudder EAFE® Equity Index Fund*
Scudder Equity 500 Index Fund*
Scudder Quantitative Equity Fund*
Scudder S&P 500 Stock Fund
Scudder Select 500 Fund
Scudder Select 1000 Growth Fund+
Scudder US Bond Index Fund*

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Municipal Income Trust
Scudder RREEF Real Estate Fund, Inc.
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
The Germany Fund
The New Germany Fund
The Central European Equity Fund

* On August 19, 2002, these funds changed their names from Deutsche to Scudder.
+ On October 7, 2002, this fund was closed to new investors.

Note: Not all funds are available in all share classes. Consult your advisor for details.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Legal Counsel

Vedder, Price, Kaufman & Kammholz

222 North LaSalle Street Chicago, IL 60601
Shareholder Service Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian and Transfer Agent

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Auditors

Ernst & Young LLP

200 Clarendon Street Boston, MA 02116
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Notes

Notes

Notes

Performance Summary September 30, 2002

Average Annual Total Returns*
	1-Year	3-Year	5-Year	Life of Class**
Scudder High Income Fund - Class I Shares	-.06%	-3.02%	-1.11%	4.40%
Salomon Smith Barney Long-Term High Yield Bond Index+	-10.68%	2.73%	4.02%	7.73%

Performance is historical and includes reinvestment of dividends and capital gains. Investment return and principal value will fluctuate with changing market conditions, so that when redeemed, shares may be worth more or less than their original cost.

Growth of a $10,000 Investment
[] Scudder High Income Fund - Class I Shares [] Salomon Smith Barney Long-Term High Yield Bond Index+

Yearly periods ended September 30

Dividend Review
During the fiscal year, Scudder High Income Fund - Class I shares paid the following dividends:
Income Dividends	$ .57

* Average annual total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends. The performance in the graph above also includes reinvestment of dividends. During the periods noted, security prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights in the annual report.
** The Class commenced operations on December 29, 1994. Index comparisons begin December 31, 1994.
+ The Salomon Smith Barney Long-Term High Yield Bond Index is an unmanaged index comprised of high-yield bonds with a par value of $50 million or higher and a remaining maturity of 10 years or longer rated BB+ or lower by Standard & Poor's Corporation or BAL or lower by Moody's Investor Service, Inc. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Investment Manager

Deutsche Investment Management Americas Inc.

Principal Underwriter

Scudder Distributors, Inc.

This report is not to be distributed unless preceded or accompanied by a Scudder High Income Fund prospectus and the 2002 Annual Report for Scudder High Income Fund.

(SHYF-ISUP)

* Merrill Lynch High Yield Master Index consists of fixed-rate, coupon-bearing bonds with an outstanding par that is greater than or equal to $50 million, a maturity range greater than or equal to one year, and a rating less than BBB/Baa3 rated but not in default.